SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2002

IMP, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-15858	94-2722142

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2830 North First Street
San Jose, California 95134
(Address of Principal Executive Offices)

(408) 432-9100
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
SIGNATURES

Item 4. Changes in Registrant’s Certifying Accountant.

(a)	(1)(i)	Effective June 12, 2002, IMP, Inc. (the “Company”) has chosen not to extend the engagement of KPMG LLP as the Company’s independent accountants.

(ii)	The report of KPMG LLP on the Company’s financial statements for the fiscal year ended March 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The decision to change independent auditors was approved by the Board of Directors and the Audit Committee.

(iv)	During the Company’s two most recent fiscal years and through the date of this report, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

(v)	By letter dated September 24, 2001, and verbally thereafter in connection with SAS #71 reviews of quarterly financial information, KPMG LLP advised the Company and its Audit Committee of conditions they believed to be material weaknesses in the Company’s internal controls. KPMG LLP noted that the Company was not able to produce accurate, reliable and timely financial statements and that KPMG LLP’s procedures identified a number of significant accounting adjustments that were necessary in order to present the Company’s financial statements in accordance with accounting principles generally accepted in the United States and rules and regulations of the Securities and Exchange Commission for the following reasons: the accounting system used by the Company required a significant amount of manual intervention in order to capture the Company’s accounting transactions and this manual processing was subject to errors; and the Company has experienced significant turnover in the accounting department and, as a result, internal controls have not been performed consistently in a timely manner over many accounts and the Company has not prepared supporting schedules for many accounts and has experienced difficulty in producing historical detail for changes in account balances. KPMG LLP discussed each of the material weaknesses identified with management and with the Audit Committee. The Company has authorized KPMG LLP to discuss the subject matter of each material weakness identified with any successor auditor subsequently engaged as the principal accountant to audit the Company’s financial statements. The Company’s management team is in the process of addressing these material weaknesses.

(2)	The Company engaged BDO Seidman, LLP as its new independent accountants effective June 12, 2002.

During the Company’s fiscal year ended March 31, 2002 and through the date of engagement of BDO Seidman, LLP, the Company has not consulted with BDO

Seidman, LLP on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice has been provided that the newly engaged accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) of Regulation S-K).

(3)	The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter will be filed as an amendment to this Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2002	IMP, INC.

	By:	/s/ Subba Rao Pinamaneni

	Name: Title:	Subba Rao Pinamaneni Chairman of the Board of Directors